Pledge Agreement (Securities Account) Error! Unknown document property name. AMENDED AND RESTATED PLEDGE AGREEMENT (SECURITIES ACCOUNT) THIS AMENDED AND RESTATED PLEDGE AGREEMENT (the “Agreement”) is made as of November 24, 2025, by Air T, Inc., a Delaware corporation (the “Pledgor”), whose address is 5000 West 36th Street, Suite 200, Minneapolis, MN 55416, in favor of Alerus Financial, National Association, a national banking association (the “Secured Party”), whose address is 2805 Dodd Rd. Ste 160, Eagan, MN 55121. RECITALS A. As a condition precedent to the Secured Party’s agreement to extend credit to certain subsidiaries of the Pledgor (such entities being collectively referred to herein as the “2024 Borrowers”), pursuant to that certain Credit Agreement dated as of August 29, 2024 (as amended to date and as it may be further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Multi-Borrower Credit Agreement”) by and among the 2024 Borrowers, Pledgor, in its separate capacities as “Loan Party Agent” and “Guarantor” (as defined in the Multi-Borrower Credit Agreement), and Secured Party, Secured Party has required that Pledgor pledge the Account and the other Pledged Collateral (as each term is hereinafter defined) to Secured Party pursuant to that certain Pledge Agreement dated as of August 29, 2024 (the “Existing Pledge Agreement”), to secure the prompt and complete performance of all of 2024 Borrowers’ obligations, liabilities and indebtedness under the Multi-Borrower Credit Agreement and related Loan Documents (all such obligations, liabilities and indebtedness being, the “Existing Liabilities”). B. Secured Party has agreed to extend credit to Air T Acquisition 22.1, LLC, a Minnesota limited liability company (“ATA”, and together with the 2024 Borrowers being collectively referred to herein as the “Borrowers”), pursuant to that certain Loan Agreement dated as of even date herewith (as it may be amended, amended and restated, supplemented, or otherwise modified from time to time, the “ATA Credit Agreement”; and together with the Multi-Borrower Credit Agreement being collectively referred to herein as the “Credit Agreements”). C. As a condition precedent to the Secured Party’s agreement to enter into the ATA Credit Agreement and extend credit to ATA, Secured Party requires that the Existing Pledge Agreement be amended and restated in its entirety by this Agreement in order, to among other things, secure the prompt and complete performance of all of ATA’s obligations, liabilities and indebtedness under the ATA Credit Agreement and related Loan Documents (the “ATA Liabilities”) in addition to securing the Existing Liabilities (the Existing Liabilities together with the ATA Liabilities, are hereinafter referred to collectively as the “Liabilities”). D. Unless the context otherwise indicates, capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the 2024 Credit Agreement. NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree to amend and restate the Existing Pledge Agreement in its entirety as follows:

2 1. Pledge. The Pledgor hereby pledges to the Secured Party, and grants to the Secured Party a security interest in, all of the Pledgor’s right, title and interest in and to Pledgor’s Account No. XXX-XXXXXX (the “Account”) maintained with Piper Sandler & Co. (“Securities Intermediary”) or any replacement account with Securities Intermediary or another financial institution approved by Secured Party in its sole discretion, and all cash, credit balances, securities, including, without limitation, all shares of stock, securities, financial assets, securities entitlements, investment property and all other property now or hereafter held in the Account (collectively, the “Pledged Securities”) and all present and future earnings, dividends, interest and other distributions on any Pledged Securities, all of Pledgor’s other present and future rights relating to any Pledged Collateral, any other assets pledged by the Pledgor to the Secured Party, and all interest thereon and proceeds thereof (collectively, the “Pledged Collateral”). Notwithstanding the foregoing, any earnings, dividends, interest or other distributions or proceeds of the Pledged Collateral with respect to the Account may be paid by the Securities Intermediary to Pledgor until the occurrence of a Default or an Event of Default, whereupon any such amounts received by Pledgor with respect to the Account shall be additional Pledged Collateral and shall be held in the Account and disbursed only in accordance with this Agreement. The terms “security” or “securities”, “security entitlement”, “financial assets” and “investment property” shall be interpreted to have the broadest possible meaning given such terms under Articles 8 and 9 of the UCC. 2. Security for Liabilities. The Pledged Collateral secures the payment and performance of all of the Liabilities. 3. Representations and Warranties. The Pledgor represents and warrants as follows: (a) The Pledgor is and at all times shall be the legal and beneficial owner of the Pledged Collateral, and shall be the legal and beneficial owner of any Pledged Collateral hereafter acquired, free and clear of any lien, security interest, pledge, warrant, option, purchase agreement, shareholders’ agreement, restriction, redemption agreement or other charge, encumbrance or restriction of any nature on the Pledged Collateral, except for the lien and security interest created by this Agreement. The Pledgor has full right to deliver, pledge, assign and transfer the Pledged Collateral to Secured Party as security for the Liabilities. (b) Pledgor shall, immediately upon the execution of this Agreement or promptly thereafter cause Securities Intermediary to execute and deliver to Secured Party a form of account control agreement acceptable to Secured Party (“Control Agreement”) perfecting Secured Party’s security interest in the Pledged Collateral and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or agreement purporting to grant a security interest in the Pledged Collateral or any part thereof except those in favor of the Secured Party. (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by

3 Secured Party of the remedies in respect of the Pledged Collateral pursuant to this Agreement. (d) This Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligation of the Pledgor, enforceable in accordance with its terms. (e) As of October 31, 2025, the market value of the Pledged Securities in the Account was $XXXX. (f) The Pledged Securities are fully paid and nonassessable. All documentary, stamp or other taxes or fees owing in connection with the transfer and/or pledge of the Pledged Collateral have been paid and will hereafter be paid by Pledgor as such become due and payable. 4. Covenants. The Pledgor covenants and agrees that: (a) At any time and from time to time, at the reasonable expense of the Pledgor, the Pledgor will take all action that may be necessary or desirable, or that Secured Party may request in its sole discretion, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce Secured Party’s rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof. (b) The Pledgor will not (i) file, vote to file or acquiesce in the filing of, any bankruptcy or insolvency petition under any state or federal bankruptcy or insolvency law with respect to the Pledgor as the debtor, or (ii) vote to liquidate, wind-up or dissolve the Pledgor (or suffer any such liquidation or dissolution). (c) The Pledgor will defend the Pledged Collateral against and take such other action as is necessary to remove, any lien on the Pledged Collateral, and if the Pledgor fails to do so, Secured Party may, but has no obligation to, without waiving or releasing any obligation or liability of the Pledgor under this Agreement or any Event of Default, at any time thereafter make such payment or any part thereof, obtain such discharge or otherwise defend the Pledgor’s title to the Pledged Collateral. (d) Pledgor shall promptly and, in any event with five (5) days of receipt thereof, provide to Secured Party copies of all Account statements and other materials received from Securities Intermediary. (e) Pledgor hereby covenants that, until all of the Liabilities have been satisfied in full, Pledgor will not, without the prior written consent of the Secured Party: (i) Create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Collateral or the proceeds thereof, other than that created hereby; or

4 (ii) Consent to or approve the issuance of any additional shares of any class of capital stock of any corporations that have issued any of the Pledged Securities or of any of such corporations’ securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares. For avoidance of doubt, until the occurrence of an Event of Default, Pledgor may withdraw cash or Pledged Securities from the Account, at any time and from time to time, provided Pledgor at all times complies with Section 4(d) above. (f) Except as otherwise provided in this Agreement, Pledgor shall accept the following as the Secured Party’s agent, in trust for the Secured Party, and shall deliver such forthwith (but in no event later than five (5) days after Pledgor acquires any stock or trust certificates or other instrument representing or evidencing any of the Pledged Collateral) to the Secured Party in the exact form received with, as applicable, such party’s endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as part of the Pledged Collateral: (i) Stock and trust certificates representing the Pledged Collateral or notes, bonds, debentures, or other instruments constituting Pledged Collateral; (ii) Options, warrants, or rights, whether as an addition to or in substitution or in exchange for any of the Pledged Collateral, or otherwise; (iii) Principal and interest payments, dividends or distributions relating to the Pledged Collateral payable or paid in property, including securities issued by a person other than the issuer of any of the Pledged Collateral; and (iv) Principal and interest payments, dividends or distributions relating to the Pledged Collateral payable or paid in cash. Pending such delivery, all of the Pledged Collateral not delivered to the Secured Party on the date hereof shall be held in trust for the Secured Party, separate and distinct from any other property of Pledgor and free of all liens and claims whatsoever other than the security interest of the Secured Party created hereunder. 5. Application of Proceeds or Cash Held as Collateral. All proceeds of any Pledged Collateral and/or any cash held as Pledged Collateral hereunder shall, upon the occurrence and during the continuance of an Event of Default, be applied in accordance with the terms of this Agreement, the Credit Agreements and the UCC (as hereinafter defined). 6. Secured Party Appointed Attorney-in-Fact. Upon the occurrence and during the continuance of an Event of Default, The Pledgor hereby appoints Secured Party as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Secured Party’s discretion, following the occurrence of

5 an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. 7. Secured Party May Perform. Upon the occurrence and during the continuance of an Event of Default, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof. 8. Secured Party’s Duties. The powers and rights this Agreement grants to Secured Party are solely to protect Secured Party’s interest in the Pledged Collateral and do not impose any duty on Secured Party to exercise any such powers or rights. Except for the safe custody of any Pledged Collateral in its possession and the accounting or moneys it actually receives under this Agreement, Secured Party does not have any duty as to any Pledged Collateral or to take any steps to preserve rights against any other parties or any other rights pertaining to any Pledged Collateral. 9. Subsequent Changes Affecting Collateral. The Pledgor represents to Secured Party that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, payment of distributions or interest), and the Pledgor agrees that Secured Party shall not have any responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. 10. Events of Default; Remedies upon an Event of Default. (a) The occurrence of any one or more of the following events shall constitute an “Event of Default” by the Pledgor under this Agreement: (i) the occurrence of an “Event of Default” under either or both Credit Agreements or any other agreements, documents, certificates and instruments executed and delivered to the Lender by any Borrower or other Loan Party in connection therewith (individually or collectively as the context requires, a “Loan Document” or “Loan Documents”); or (ii) the Pledgor shall fail to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, or any representation or warranty made by the Pledgor in this Agreement shall be untrue or misleading in any material respect as of the date with respect to which such representation or warranty was made; or (iii) a notice of lien, levy or assessment is filed or recorded with respect to any part of the Pledged Collateral; or (iv) the Control Agreement is terminated without the prior written consent of Secured Party; or

6 (v) any part of the Pledged Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee or custodian for the benefit of creditors. (b) If any Event of Default shall have occurred and be continuing, Secured Party may, at its option, do any one or more of the following: (i) elect, by written notice delivered to the Pledgor, to foreclose upon its security interest in the Pledged Collateral, in which case the Pledged Collateral shall automatically be transferred from the Pledgor to Secured Party effective immediately upon the Pledgor’s receipt of such notice, without the need for any further action by Secured Party or any other person; (ii) set off against the Pledged Collateral and apply the Pledged Collateral in payment of the Liabilities in such order as Secured Party may elect in its sole discretion; or (iii) exercise any of its other remedies by reason of an “Event of Default” as provided in the Credit Agreement, the Guaranty or any other Loan Document. Furthermore, Secured Party shall have, in addition to all other rights and remedies given by law or by this Agreement, the Credit Agreement or otherwise, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code (“Code”) in effect in the State of Minnesota at that time, except that if under any mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Secured Party’s security interest in any Pledged Collateral is governed by the Code as enacted and in effect in a jurisdiction other than the State of Minnesota, the term “Code” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of its provisions that relate to such attachment, perfection or priority of, or remedies with respect to, Secured Party’s security interest and for purposes of definitions related to such provisions. Pledgor agrees that if any Pledged Securities are sold at any public or private sale, the Secured Party may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Secured Party, respecting compliance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws and regulations (“Blue Sky Laws”), and a sale subject to such condition shall be deemed commercially reasonable. If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to this Agreement, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act or registered or qualified under applicable Blue Sky Laws, as then in effect, Pledgor further agrees that in any sale of any of the Pledged Securities, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as they may be advised by counsel as is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Securities), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable or

7 accountable to Pledgor for any discount allowed by reason of the fact that such Pledged Securities is sold in compliance with any such limitation or restriction. 11. Authority of the Secured Party. The Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Party by the terms hereof, together with such powers as are incidental thereto. Secured Party may execute any of its duties hereunder by or through agents, attorneys or employees. Neither the Secured Party nor any director, officer, agent or employee of the Secured Party shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith. The Pledgor hereby agrees to indemnify and hold harmless the Secured Party and/or any such director, officer, agent, attorney or employee from and against any and all liability incurred by any of them, hereunder or in connection herewith, except to the extent arising out of Secured Party’s gross negligence or willful misconduct. 12. Termination. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Liabilities, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Borrowers have expired or otherwise have been terminated. Upon such termination of this Agreement, the Secured Party shall, upon the request and at the expense of the Pledgor, forthwith release its security interest hereunder. 13. Expenses. The Pledgor agrees to reimburse the Secured Party on demand for any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. 14. Security Interest Absolute. All rights of the Secured Party and security interests of the Secured Party hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any of the provisions of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating hereto or thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document, or any other agreement or instrument relating hereto or thereto; (iii) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.

8 15. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 16. Notices. Any notices and other communications permitted or required by the provisions of this Agreement shall be in writing and shall be deemed to have been properly given or served by (i) personal delivery, (ii) depositing the same with the United States Postal Service, or any official successor thereto, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or (iii) depositing the same with a reputable private courier or overnight delivery service, in each case addressed as hereinafter provided. Each such notice shall be effective (a) immediately upon personal delivery; (b) three (3) days after being deposited in the U.S. Mails as aforesaid, or (c) one (1) Business Day after being deposited with such courier or overnight delivery service; provided, however, the time period within which a response to any such notice must be given shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time to change its address and shall have the right to specify as its address any other address within the United States of America. Each notice to Secured Party shall be addressed as follows: Alerus Financial, National Association, 2805 Dodd Rd. Ste 160 Eagan, MN 55121 Attention: Eric P. Gundersen, Senior Vice President with a copy to (which shall not constitute notice or service of process): Fabyanske, Westra, Hart & Thomson, P.A. 80 South Eighth Street, Suite 1900 Minneapolis, MN 55402 Attention: Frederick H. Ladner, Esq. Each notice to Pledgor shall be addressed as follows: Air T, Inc. 5000 West 36th Street, Suite 200 Minneapolis, MN 55416 Attention: Mark Jundt, Esq. with a copy to (which shall not constitute notice or service of process): Faegre Drinker Biddle & Reath LLP 2200 Wells Fargo Center 90 South Seventh Street

9 Minneapolis, Minnesota 55402 Attention: Nicole J. Leimer, Esq. Email: XXXX@faegredrinker.com and Winthrop & Weinstine, P.A. 225 South Sixth Street Minneapolis, MN 55402-4629 Attention: Philip Colton, Esq. 17. Continuing Security Interest. Subject to the termination provisions of Section 12, This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until satisfaction and performance in full of all Liabilities; (ii) be binding upon the Pledgor, and each of its successors and assigns; and (iii) inure to the benefit of the Secured Party and its respective successors, transferees and assigns. In the event that any payment in respect of the Liabilities received by the Secured Party is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid by the Secured Party under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment made by the Secured Party, the Liabilities shall be reinstated and continued in full force and effect and the security interest granted hereby shall continue to secure such reinstated Liabilities. 18. Waivers. The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein. 19. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflict of law provisions) and decisions of the State of Minnesota. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS INVOLVED DIRECTLY OR INDIRECTLY AND WHICH IN ANY WAY ARISES OUT OF, IS RELATED TO, OR IS CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE OF THIS AGREEMENT. 21. Uniform Commercial Code Definitions. Unless otherwise defined herein or in the Credit Agreements, terms defined in Articles 8 and 9 of the Uniform Commercial Code of

10 Minnesota are used herein as therein defined. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate. 22. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof. 23. Counterparts and Signatures. This Agreement may be executed in counterpart, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The signature of any individual on a counterpart copy of this Agreement transmitted by facsimile or other electronic transmission shall for all purposes be deemed an original. 24. Amendment and Restatement. This Amended and Restated Pledge Agreement amends, restates and supersedes the Existing Pledge Agreement in its entirety. Delivery and acceptance of this Amended and Restated Pledge Agreement shall not evidence release or satisfaction of or a novation with respect to such prior agreement or any obligations of Pledgor under such prior agreement, which obligations remain outstanding and shall be secured by this Amended and Restated Pledge Agreement. The liens, security interests, assignments and other rights evidenced by this Amended and Restated Pledge Agreement are hereby renewed and extended to secure payment of the Liabilities. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Pledge Agreement to be duly executed and delivered to be effective as of the date first written above. PLEDGOR Air T, Inc., a Delaware corporation By: Name: Tracy Kennedy Title: Chief Financial Officer SECURED PARTY Alerus Financial National Association, a national banking association By: Name: Eric P. Gundersen Its: Senior Vice President [Amended and Restated Pledge Agreement Signature Page]